UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2011

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Walker House

87 Mary Street

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 12, 2011, Fabrinet held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted on the following five proposals, and Fabrinet’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The shareholders elected the individuals listed below as Class II directors to serve on Fabrinet’s Board of Directors for a term of three years or until their respective successors are duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Kelly	32,738,996	21,793	656,215
Dr. Frank H. Levinson	31,948,256	812,533	656,215
Virapan Pulges	31,893,049	867,740	656,215

Proposal 2

The shareholders voted to approve the compensation of Fabrinet’s named executive officers. This proposal was an advisory vote, as described in the proxy materials.

Votes For	Votes Against	Abstained	Broker Non-Votes
32,657,174	59,593	44,022	656,215

Proposal 3

The shareholders voted to approve holding an advisory vote on executive compensation once every year. This proposal was an advisory vote, as described in the proxy materials.

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
31,062,562	202,782	1,489,306	6,139	656,215

With regard to Proposal 3, a majority of the shares were voted, consistent with the recommendation of Fabrinet’s Board of Directors set forth in the proxy materials, for holding future advisory votes on executive compensation on an annual basis. In accordance with the recommendation of our Board of Directors and the voting results of Fabrinet’s shareholders on this advisory proposal, Fabrinet will hold annual advisory votes on the compensation of its named executive officers until the Board of Directors decides to hold the next advisory vote regarding the frequency of future advisory votes (which advisory vote regarding frequency is required to be held at least every six years).

Proposal 4

The shareholders ratified the appointment of PricewaterhouseCoopers ABAS Ltd. as Fabrinet’s independent registered public accounting firm for the fiscal year ending June 29, 2012.

Votes For	Votes Against	Abstained	Broker Non-Votes
33,374,905	34,254	7,845	0

Proposal 5

The shareholders voted against a proposed amendment to Fabrinet’s 2010 Performance Incentive Plan to add an “evergreen” provision that provides for a limited annual automatic increase to the maximum number of ordinary shares that may be delivered under the plan.

Votes For	Votes Against	Abstained	Broker Non-Votes
16,273,454	16,805,708	29,922	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Mark J. Schwartz
Mark J. Schwartz Executive Vice President, Chief Financial Officer and Secretary

Date: December 15, 2011